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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-94323) and in the Registration Statements on Form S-8 (No. 333-68487 and No. 333-58969) of Cumulus Media Inc. of our report dated February 8, 2000, with respect to the consolidated financial statements of Connoisseur Communications Partners, L.P. which appear in the Current Report on Form 8-K/A filed December 19, 2000.



December 18, 2000
New York, New York                              /s/ Ernst & Young LLP